Other Non Current Assets	12 Months Ended
Dec. 31, 2016
Other Assets, Noncurrent [Abstract]
Other Non Current Assets

Note 9. Other Noncurrent Assets

Other noncurrent assets at December 31 consisted of the following (in thousands):

	2016	2015
Restricted cash	$8,538	$2,537
Deferred tax assets	5,131	1,661
Land use right	1,648	1,796
Deposits	2,422	486
Other	2	120

Total other noncurrent assets	$17,741	$6,600

As of December 31, 2016 and 2015, the Company maintained long-term deposits in interest bearing accounts, related to fully cash-collateralized letters of credit in connection with the facility leases at its Mexico locations, totaling $8.1 million and $2.1 million, respectively. The Company has also provided a fully cash-collateralized letter of credit in connection with an equipment lessor in Iowa totaling $0.4 million as of December 31, 2016 and 2015.

As a result of the refinancing of our previous credit facility, in the first quarter of 2017 $8.1 million of long-term deposits in interest bearing accounts, related to fully cash-collateralized letters of credit, were returned to the Company and applied against its letter of credit sub-facility under the Amended Credit Facility.

The land use right was purchased during 2007 and permits the Company to use the land where the Taicang Port, China facility, owned by the Company, is situated. The Company is amortizing the land use right on a straight-line basis over its 50 year life. Amortization of the land use right began upon the opening of the plant in 2008.